UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2011

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2010, the Federal Home Loan Bank of Boston’s (the Bank’s) board of directors (the Board) declared that Peter Crosby, A. James Lavoie, Joan Carty, and Patrick Clancy had been re-elected and Kenneth A. Wilman, Jr. and Emil Ragones had been newly elected to the Board for a term commencing on January 1, 2011, which the Bank reported via Current Report on Form 8-K filed with the Securities and Exchange Commision (the SEC) on October 29, 2010. On December 17, 2010, the Board elected John F. Treanor to fill the remainder of the term of a vacant member directorship commencing on January 1, 2011, which the Bank reported via Current Report on Form 8-K filed with the SEC on December 22, 2010. Board committee assignments for 2011 had not been made and the Bank’s 2011 Board of Directors Compensation Policy (the 2011 Compensation Policy) had not yet been approved at the time of either election. The Bank is filing this Form 8-K/A to report the directors’ committee assignments and expected compensation for all directors, including the elected directors, for 2011.

On January 28, 2011, the Bank’s board of directors approved the following committee assignments for all directors:

EXECUTIVE COMMITTEE

Chair:  Jan A. Miller

Vice Chair:  Jay F. Malcynsky

Andrew J. Calamare

Patrick E. Clancy

Steven A. Closson

John Goldsmith

Cornelius K. Hurley

Mark E. Macomber

Kevin McCarthy

AUDIT COMMITTEE

Chair:  Andrew J. Calamare

Vice Chair:  Emil J. Ragones

Patrick E. Clancy

Gerald T. Mulligan

John F. Treanor

FINANCE COMMITTEE

Chair:  Kevin M. McCarthy

Vice Chair:  Cornelius K. Hurley

John Goldsmith

Mark E. Macomber

Emil J. Ragones

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair:  Steven A. Closson

Vice Chair:  Jay F. Malcynsky

Andrew J. Calamare

Gerald T. Mulligan

John F. Treanor

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair:  Patrick E. Clancy

Vice Chair:  Joan Carty

Peter F. Crosby

Kevin M. McCarthy

Kenneth A. Wilman Jr.

PERSONNEL COMMITTEE

Chair:  Mark E. Macomber

Vice Chair:  A. James Lavoie

Joan Carty

Steven A. Closson

Jay F. Malcynsky

RISK COMMITTEE

Chair:  John Goldsmith

Vice Chair:  Peter F. Crosby

Cornelius K. Hurley

A. James Lavoie

Kenneth A. Wilman Jr.

AD HOC REMEDIATION COMMITTEE

Chair:  Cornelius K. Hurley

Andrew J. Calamare

Patrick E. Clancy

John Goldsmith

Jay F. Malcynsky

The chair of the Board is an ex-officio member of all committees of the Board. This designation includes all of the privileges of committee membership, including the right to make motions and vote. However, the chair is not counted in determining if a quorum is present at a committee meeting.

Director Compensation

Directors will be compensated in accordance with the 2011 Compensation Policy, certain details of which are set forth in the following table.

2011 Director Compensation

Fee per board meeting
Chair of the board	$7,750
Vice chair of the board	7,000
Audit committee chair	7,000
Other committee chairs	6,300
All other board members	5,575

Fee per committee meeting	2,000
Fee per telephonic conference call	1,325

Annual maximum compensation amounts
Chair of the board	60,000
Vice chair of the board	55,000
Audit committee chair	55,000
Other committee chairs	50,000
All other board members	45,000

The foregoing description of the 2011 Compensation Policy is qualified in its entirety by reference to the copy of the 2011 Compensation Policy included herein as Exhibit 10.1 and incorporated herein by reference.

Directors are entitled to participate in the Bank’s nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of compensation.

Each director will be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with the performance of his/her duties.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

10.1   Federal Home Loan Bank of Boston 2011 Director Compensation Policy

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: February 3, 2011	By:	/s/Frank Nitkiewicz
Frank Nitkiewicz Executive Vice President and Chief Financial Officer